J.P. Morgan Acceptance Corp II ABS-15G

Exhibit 99.16

EXECUTIVE SUMMARY

JPMMT 2026-HE1

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party diligence provider, performed certain due diligence services (the “Review”) described below on closed Home Equity Line of Credit (“HELOC”) mortgage loans acquired by JPMorgan Chase Bank, National Association (the “Client”).

The Review was conducted from December 2025 to February 2026 on mortgage loans (the “Loans”) originated from November 2025 to December 2025.

The Review consisted of 100% of the population of 116 loans with an original combined credit limit of $16,905,321.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation and determine whether any Loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review for each Loan included the following (collectively, the “Credit Review”):

1. Guidelines Review. MaxDiligence reviewed the Loan to determine if the Loan was originated in compliance with the applicable Guidelines. MaxDiligence re-underwrote the Loans to the Guidelines provided or specified by Client; if Client did not provide any Guidelines, MaxDiligence reviewed the Loans to the general underwriting criteria/guidelines established by Freddie Mac and Fannie Mae (“Agency Guidelines”). Unless told otherwise, MaxDiligence used Client-provided Guidelines for any subsequent Credit Review. Client-provided Guidelines that increase review time are subject to mutual agreement.

2. FEMA Review. The FEMA website is reviewed for the subject property and a determination is made as to whether the subject property is in a designated disaster area after the date the appraisal was completed. In the event it is, MaxDiligence cited a finding indicating that an inspection is recommended due to whatever disaster occurred during whatever time period. Upon approval MaxDiligence can order the field inspection for Client.

3. In addition to the general Guidelines Review, Guidelines may require certain additional underwriting factors to be considered. As determined by the applicable Guidelines, the Credit Review may have included the following:

a) Recalculated and verified that the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet the Guidelines and regulatory requirements.

●	Reviewed borrower's occupancy

●	Confirmed borrower eligibility

●	Reviewed title information to validate lien position

●	Confirmed sufficient evidence in Loan file to support borrower's willingness and ability to repay the debt

●	Confirmed that Final 1003 match Underwriting Approval/AUS (as applicable) and that the final Loan approval data is supported by the documents in the file

●	Confirmed Loan Approval conditions were met

●	Reviewed the flood certificate, and confirmed flood insurance, as applicable

●	Reviewed 1003 for completion, signature, NMLS; validated final 1003 accurately reflects verified information

●	Validated credit inquiries within the last 90 days and AKA’s were cleared

●	Reviewed sales contract and validated all contributions are within guidelines

●	Reviewed Hazard coverage to verify sufficient coverage on subject and all premiums are included in DTI

●	Confirmed OFAC clearances

●	Fraud Review

4. Credit Review Documents

As part of the Credit Review, MaxDiligence reviewed the Loan file to confirm that the documents below, to the extent applicable to the Loan, are included in the Loan file and complete:

●	Application (1003 or other applicable document) (Initial and Final)

●	Underwriting summary (1008)

●	Lender Approval/AUS as applicable

●	Credit report including all mortgage pay histories

●	Letters of Explanation (as required)

●	Income/Employment documentation

●	Tax Transcripts

●	Asset documentation

●	Sales Contract (as applicable)

●	Flood Determination

●	Title commitment and/or Title Policy

●	Appraisals and Appraisal valuation tools provided in the file

Property Review

MaxDiligence performed a “Property Review” on each Loan, which included the following:

Each Review included an “Appraisal Review,” which means that MaxDiligence performed review of the property appraisal provided by Client in connection with the Loans to do the following:

●	Determine whether the appraised value is supported at or within a 10% variance based on an AVM Report or other third-party valuation product. If an AVM Report or other third-party valuation product is received but notes a variance above 10% or an inconclusive value, a field review should be ordered.

●	Determine whether the property meets Client-supplied eligibility requirements.

●	Determine whether the appraisal is made on an “As Is” basis or provides satisfactory evidence of completion

●	Review appraisal data for consistency with the Loan file documentation

●	Validate that zoning is acceptable per Guidelines Credit Review Documents

Compliance Review

“HELOC Compliance Review” means that MaxDiligence reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable federal, state, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

1.	Rescission
●	Failure to provide the right of rescission notice;
●	Failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
●	Errors in the right of rescission notice;
●	Failure to provide the correct form of right of rescission notice;
●	Failure to provide the three (3) business day rescission period; and
●	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
2.	TILA High-cost Mortgage (§§1026.31, 32 and 34):
●	Points and fees threshold test;
●	APR threshold test;
●	Prepayment penalty test; and
●	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
3.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
●	Timing and content of the right to receive copy of appraisal disclosure;
●	Charging of a fee for a copy of the appraisal or other written valuation;
●	Timing of creditor providing a copy of each appraisal or other written valuation; and
●	With respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.
4.	Other Provisions
●	Texas: i. The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;
●	Fed/State/Local Predatory Lending: i. The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;
●	Prepay Penalties and Late Fees:
●	Federal and state specific late charge and prepayment penalty provisions. On loans listed as Consumer loans. Check for all proper disclosures
●	Early HELOC Disclosure Review: Pursuant to requirements outlined in 1026.40, review of the presence and timing of early HELOC Disclosures
5.	Exclusions. MaxDiligence will not test:
●	Loan types that are excluded from compliance with TRID.
●	Technical formatting of disclosures.
●	Other post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
●	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued
●	Whether any fee is a “bona fide” fee for third-party services
●	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.
6.	Required Documents. To initiate the HELOC Review, Client provided the following documents for each selected Loan File:
a.	Underwriting Documents.
1.	Loan Submission Summary
2.	Purchase Contract
b.	Closing Documents.
1.	Note
2.	Mortgage/Deed of Trust/Riders
3.	Closing Disclosure
4.	Right of Rescission or Waiver Letter
5.	Title Policy
6.	Homeowners insurance
7.	Flood Cert
8.	Flood Insurance (if applicable)
c.	Compliance Documents.
1.	Good Faith Estimate(s)s
2.	HUD-1
3.	Rate Lock Letter/Interest Rate Set Date

4.	Changes in Circumstance
5.	E-Sign acknowledgment
6.	Affiliated Business Disclosure
7.	Other Disclosures as Applicable
8.	Homeownership Counseling Organizations
9.	FBI Mortgage Fraud Notice
10.	CFPB HELOC Booklet
11.	Hazard Insurance Disclosure
12.	FHEL Application Summary
13.	GLBA Privacy Notice Form
14.	Taxpayer Consent, where applicable
15.	Credit Score Disclosure & Notice to the Home Loan Applicant
16.	Insurance Authorization Letter
17.	HELOC Agreement
18.	High-Cost Counseling Certificate of Completion
19.	Patriot Act
20.	Errors & Omissions
21.	Language Capacity Disclosure
22.	Per Diem Disclosure
23.	Loan Servicing Disclosure
24.	HOEPA Disclosure
25.	Appraisal Disclosure
26.	HELOC Agreement and Disclosure Statement
27.	HELOC Certification and Acknowledgement
28.	Any other HELOC documentation that may be used from time to time

Summary of Results

OVERALL RESULTS SUMMARY

The Guidelines listed below were used as a benchmark with respect to credit and property reviews for grading purposes. The loans were assigned an initial grade after the initial review. The final grade was determined after additional documentations were provided to satisfy outstanding conditions. When Guideline exceptions were provided, reviewers reviewed to ensure compensating factors were also provided and documented.

-	Better Mortgage HELOC & CES Guidelines
-	FIMC JPM HELOC Final
-	NewRez DTC HELOC Standalone Summary and Guidelines
-	Oaktree Funding 2nd Lien Guidelines
-	Verus Mortgage Correspondent HELOC Seller Guide

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade of “B” or higher with 98.28% of the pool receiving an Overall “A” grade.

Final Loan Grades

Rating Agency Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans (by count)
A	114	98.28%
B	2	1.72%
C	0	0.00%
D	0	0.00%
Total	116	100.00%

Final Credit Grade Summary
Credit	# of Mortgage Loans	% of Mortgage Loans (by count)
A	114	98.28%
B	2	1.72%
C	0	0.00%
D	0	0.00%
Total	116	100.00%

Final Property Grade Summary
Property	# of Mortgage Loans	% of Mortgage Loans (by count)
A	116	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	116	100.00%

Final Compliance Grade Summary
Compliance	# of Mortgage Loans	% of Mortgage Loans (by count)
A	116	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	116	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (i.e., a loan with a Credit Grade of “A”, Compliance Grade of “B”, and a Valuation Grade of “A” would receive an overall Loan Grade of “B”).

Exception T	Exception L	Exception Category	Total
Credit	A	Approval - Lender Income Calculation Missing	1
		Approval/Underwriting Summary Not Provided	1
		Audited DTI Exceeds Guideline DTI	2
		Borrower 1 3rd Party VOE Prior to Close Missing	1
		Borrower 1 Total Years Employment Verified is Less Than 24 Months	1
		Borrower 2 - Missing or incomplete income documentation for 1 or 2 Year Full Doc	1
		Borrower 2 3rd Party VOE Prior to Close Missing	1
		Citizenship Documentation Not Provided	1
		Condo - HOA Dues	1
		Credit Documentation - Lien Documentation	8
		DTI - Rental Property Income Miscalc/Exceeds Tolerance	1
		Eligibility - Citizenship Requirements	1
		Final Settlement Statement Missing.	18
		Hazard Insurance - Other Insurance Missing	1
		Hazard Insurance Coverage Amount is less than Required Coverage Amount	1
		HELOC - Agreement Missing	1
		Liabilities - Not Verified	2
		Liabilities - REO	4
		Missing Lease Agreement	1
		Missing Property Tax Cert	2
		No Credit Findings	62
		Program Parameters - Guidelines Conformity	1
		Property Title Issue	1
		Total Credit Grade (A) Exceptions	***114***
Credit	B	Title Coverage is Less than Subject Lien(s) Total	2
		Total Credit Grade (B) Exceptions	***2***
Property	A	Missing Doc - 3rd Party Valuation Product/Missing	2
		No Property Findings	98
		Property Issue - No HOA fees for PUD	1
		Value - Value is supported within -10% of original a	14
		Total Property Grade (A) Exceptions	***115***
Compliance	A	Collateral Protection Notice is Missing	1
		Initial HELOC Disclosure was not provided within th	1
		Missing Doc - ROR/Missing	1
		Missing HUD-1 Closing Statement	2
		Missing Note	1
		Missing required ARM Rider	2
		No Compliance Findings	109
		Other Compliance Finding	2
		PUD Rider is Missing	1
		Right to Rescind - ROR - Non-Borrower/Missing	1
		The Final 1003 is Incomplete	1
		The Initial 1003 is Missing	1
		Total Compliance Grade (A) Exceptions	***123***

TAPE INTEGRITY REVIEW RESULTS SUMMARY

As part of the Credit and Property Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 116 Loans reviewed, 111 unique Loans (by loan count) had a total of 310 different tape discrepancies across 24 data fields (some Loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Amortization Term	103	116	88.79%
Borrower 1 Citizen	3	116	2.59%
Borrower 1 FTHB	13	116	11.21%
Borrower 1 Last Name	1	116	0.86%
Borrower 1 Marital Status	1	116	0.86%
Borrower 1 Self-Employment Flag	2	116	1.72%
Borrower 1 SSN	2	116	1.72%
Borrower 2 Citizen	1	116	0.86%
CLTV	18	116	15.52%
Escrow Waiver in File	3	116	2.59%
Final Reviewed QM Status	23	116	19.83%
Initial Monthly P&I Or IO Payment	12	116	10.34%
Interest Only Flag	19	116	16.38%
Interest Rate	19	116	16.38%
Loan Amount	12	116	10.34%
Loan Purpose	11	116	9.48%
Number of Units	1	116	0.86%
Primary Appraisal Date	2	116	1.72%
Primary Appraised Property Value	1	116	0.86%
Property Address	1	116	0.86%
Property Type	11	116	9.48%
Qualifying CLTV	28	116	24.14%
Qualifying FICO	1	116	0.86%
Qualifying LTV	22	116	18.97%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of rental income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (desk reviews, field review or second appraisal). The

Valuation Event Grades
appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms, or other eligible forms based on lender/investor requirements.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms, or other eligible forms based on lender/investor requirements.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.